EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2005 (the "Report") by National Coal Corp. ("Registrant"), each of the undersigned hereby certifies that:

     1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.






Date:  April 10, 2006                   /s/ Jon Nix
                                        -------------------------------
                                        Jon Nix
                                        President and
                                        Chief Executive Officer






Date:  April 10, 2006                   /s/ T. Michael Love
                                        -------------------------------
                                        T. Michael Love
                                        Chief Financial Officer